                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2004

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New Jersey                                              13-3152196
----------------------------                              ----------------------
(State or other jurisdiction                                (I.R.S. Employer
     of incorporation)                                    Identification Number)

                                    0-17038
                            ------------------------
                            (Commission File Number)

4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida     33021
-------------------------------------------------------------------   ----------
             (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Effective as of October 21, 2004, the Board of Directors of Concord Camera Corp. ("Concord" or the "Company") appointed Robert A. Bosi as Interim Senior Vice President and Chief Financial Officer of Concord, thus replacing Harlan I. Press, the Company's Vice President and Treasurer, as principal financial officer. Mr. Bosi has no family relationship with any director or executive officer, whether existing or prospective, of the Company.

Mr. Bosi, who is 48, is affiliated with Tatum CFO Partners, LLP ("Tatum"), a nationwide partnership that provides financial and information technology leadership. Mr. Bosi was Vice President and Chief Financial Officer of Vesper Corporation from September 2002 to December 2003. From 1991 to 2001, he was Vice President of Finance and Chief Financial Officer of Curtiss-Wright Corporation, having joined the company as Treasurer in 1989. Mr. Bosi is a Certified Public Accountant, a Certified Management Accountant, and earned a M.B.A. degree and a B.A. degree in Accounting and Business Administration.

The agreement, dated October 21, 2004, between Concord and Mr. Bosi with respect to Mr. Bosi's interim employment, provides for a base salary of $24,990 per month. The term of the interim employment agreement expires on June 1, 2005, unless renewed by mutual agreement of the parties, and may be terminated on thirty (30) days' notice by Concord at any time or by Mr. Bosi after the first 90 days. During the interim employment period, in addition to reimbursing Mr. Bosi for his reasonable out-of-pocket expenses, the Company will pay him $1,000 per month for car rental expense, and reimburse him for the expense of his lodging in South Florida, one economy class flight per month for travel between South Florida and New Jersey, and up to $600 per month for costs he may incur for medical insurance (since Mr. Bosi will not be eligible to participate in any Concord employee benefit plans during his interim employment). If the Company terminates Mr. Bosi's interim employment effective during the first 90 days without cause (other than upon converting his employment to a non-interim basis), Mr. Bosi will be entitled to receive payments equal to his base salary and medical insurance reimbursements for the remainder of the first 90 day period, payable in accordance with the Company's normal payroll practices. The interim employment agreement prohibits Mr. Bosi from competing with the Company for one (1) year following termination.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CONCORD CAMERA CORP.


Date:  October 27, 2004                      By: /s/ Alan Schutzman
                                                 -------------------------------
                                                 Alan Schutzman, Senior Vice
                                                 President, General Counsel and
                                                 Secretary